U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2014

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 18, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Advanced Emissions Solutions, Inc. (“Registrant”), upon the recommendation of Registrant’s management and after discussions with Registrant’s independent registered public accounting firm, concluded that the financial statements for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 (the “2013 Restatement Periods”) as previously issued should no longer be relied upon and should be restated because of the accounting adjustments described below.

As previously disclosed in Registrant’s Form 12b-25 filed with the Securities and Exchange Commission on March 18, 2014 (File No. 000-54992), Registrant has been assessing the effectiveness of its internal controls over financial reporting and reviewing its accounting practices with respect to its methods of recognizing revenue for its Emission Control business segment systems and equipment contracts (“EC Contracts”) using the percentage of completion method based on labor hours. Registrant has concluded that it should have applied the cost to cost methodology to measure progress on the EC Contracts instead of labor hours, resulting in an error in the reported revenue for the EC Contracts. Registrant has also identified errors in its accruals, the most significant of which was for interest expense associated with Internal Revenue Code Section 453A interest on deferred taxes related to installment gains (“IRC 453A Interest”). As a result, Registrant has identified a material weakness related to its internal controls for recognizing revenue for its EC Contracts and has also identified other significant deficiencies in its controls over financial reporting that may result in additional material weaknesses. Although other issues may be identified and additional impacts may occur as a result of continuing the review, based upon current information, Registrant’s management believes that the restatement of the financial statements for the 2013 Restatement Periods will result in a reduction of revenues of approximately $10.8 million and an increase in the loss before taxes of approximately $2.3 million for such periods in the aggregate from those amounts previously reported. The increase in the reported loss primarily results from the deferred recognition of the revenue under the EC Contracts and the accrual of additional IRC 453A Interest. Registrant anticipates that the revenue reduction will result in a corresponding increase in backlog as of September 30, 2013.

Based on the range of adjustments identified to date and the items noted above, Registrant has made a determination to have the 2012 and 2011 financial statements re-audited. At this time, Registrant cannot make a determination whether such financial statements contain any material errors or require any material adjustments. If the re-audit identifies additional errors or deficiencies, the materiality of such information will be assessed and if material adjustments to such previously issued financial statements are required, Registrant will make the appropriate disclosures and filings, including amending previously-filed reports on Form 10-Q or Form 10-K. Any adjustments to the 2012 or 2011 financial statements may impact the 2013 Restatement Periods.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2014, Registrant appointed Rachel A. Smith, 39, as Chief Accounting Officer of Registrant. As Chief Accounting Officer, Ms. Smith is eligible to participate in Registrant’s short-term and long-term incentive plans for its executive officers. She also is eligible for a cash bonus contingent upon the satisfactory completion of certain goals. Prior to her appointment as Chief Accounting Officer, Ms. Smith served Registrant as Interim Corporate Controller and Director of Finance since January 31, 2014. From November 2010 to January 2014, she was principal of Smith Financial Consulting, L.L.C., an accounting and finance and project management consulting firm based in Colorado, where she served as an Internal Audit, Financial Reporting, Technical Accounting and Project Manager. Smith Financial Consulting was a consultant to ADA-ES, Inc., a current subsidiary and predecessor issuer of Registrant (“ADA”) and Registrant from August 2013 through January 2014. Ms. Smith served ADA Carbon Solutions, LLC, a subsidiary of Registrant at the time, and ADA as Director of Internal Audit from February through June 2007 and then as Corporate Controller from June 2007 to October 2010. She was the Internal Audit Supervisor for Newmont Mining Corporation (NYSE:NEM), a gold producer, from June 2006 through February 2007. Ms. Smith also served as an Audit Manager for Ernst & Young LLP in the late 1990s. She holds a Bachelor of Commerce degree in accounting and finance from the University of Western Australia and an M.B.A. degree in finance from Curtin University of Technology.

Item 8.01 Other Events.

Because of the matters disclosed above under Item 4.02, Registrant has determined to have the financial statements for its fiscal years ended December 31, 2011 and 2012 re-audited. Registrant expects that the time required to conduct the re-audit will result in Registrant filing its Annual Report on Form 10-K for the year ended December 31, 2013 (the “Report”) in or around the fall of 2014. Registrant has engaged FTI Consulting, Inc. to assist Registrant with its ongoing assessment and reviews, to provide Registrant with resources with respect to the re-audit, and to assist with finalizing the Report as swiftly as possible.

Items 4.02 and 8.01 of this report contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding the impact of the restatement on Registrant’s financial results, results and impact of Registrant’s assessment of the effectiveness of its internal controls over financial reporting and review of its accounting practices, timing, results and impact of the re-audit, Registrant’s ability to file its Annual Report on Form 10-K for 2013 within the expected timeframe and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of Registrant’s management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, Registrant’s restatement, re-audit and assessment and review could take longer than anticipated, result in different impacts on its financial statements than those estimated above, or result in the conclusion that Registrant has other material weaknesses in its internal controls over financial reporting or that it needs to restate additional previously issued financial statements and other factors discussed in greater detail in Registrant’s filings with the Securities and Exchange Commission (“SEC”). You are cautioned not to place undue reliance on such statements and to consult Registrant’s SEC filings for additional risks and uncertainties that may apply to Registrant’s business and the ownership of its securities. Registrant’s forward-looking statements are presented as of the date made, and Registrant disclaims any duty to update such statements unless required by law to do so.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, Advanced Emissions Solutions Files Form 8-K Announcing Restatement and Provides Update on Accounting Review and Business Segments, dated April 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2014

Advanced Emissions Solutions, Inc.
Registrant

/s/ Michael D. Durham
Michael D. Durham
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, Advanced Emissions Solutions Files Form 8-K Announcing Restatement and Provides Update on Accounting Review and Business Segments, dated April 24, 2014